UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported):  April 6, 2011

NewMarket Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-27917	65-0729900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14860 Montfort Drive, Suite 210 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 386-3372

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Chairman Resignation and Change Of Control

On March 30, 2012 Philip Verges resigned as Chairman of the Board.  The resignation was executed in conjunction with a private transaction in which the Series K Preferred stock, previously under Mr. Verges’ control, was sold to a third party.  The Series K Preferred stock controls fifty-one percent of the NewMarket common stock voting rights.  The March 30th resignation and change of control transaction was executed in conjunction with a strategic business plan update previously announced on October 20, 2011. The Series K Preferred stock was purchased by The Barclay Group.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 6, 2012	NEWMARKET TECHNOLOGY, INC.

		By:	/s/ Bruce Noller
Bruce Noller
Chief Executive Officer